Exhibit 10

First Midwest Bancorp, Inc.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan
.	Plan Document . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	A
.	Summary Description . . . . . . . . . . . . . . . . . . . . . . . . .	B
.	How to Exercise Your Stock Options . . . . . . . . . . . .	C

August 31, 2000

First Midwest Bancorp, Inc.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

* * * * *

PLAN DOCUMENT

August 31, 2000

First Midwest Bancorp, Inc.
Amended and Restated
Non-Employee Directors' 1997 Stock Option Plan

Plan Document

Section 1 - Establishment, Purpose and Effective Date of Plan .......................................................	1

1.1 - Establishment ...............................................................................................................	1
1.2 - Purpose .........................................................................................................................	1
1.3 - Effective Date ..............................................................................................................	1

Section 2 - Definitions ......................................................................................................................	1

Section 3 - Eligibility ........................................................................................................................	2

Section 4 - Shares of Common Stock Available ..............................................................................	2

4.1 - Number ........................................................................................................................	2
4.1 - Unused Stock ...............................................................................................................	2
4.3 - Adjustment in Capitalization .......................................................................................	2

Section 5 - Director Options .............................................................................................................	2

5.1 - Grant and Eligibility ....................................................................................................	2
5.2 - Director Option Agreement .........................................................................................	3
5.3 - Tax Status .....................................................................................................................	3
5.4 - Option Price and Payment ...........................................................................................	3
5.5 - Vesting and duration of Options ..................................................................................	3
5.6 - Delivery of Certificate .................................................................................................	3

Section 6 - Coordination with 1989 Omnibus Stock and Incentive Plan .........................................	4

6.1 - Change in Control ........................................................................................................	4
6.2 - Limited Transferability of Operations Beneficiary Designations ................................	4

Section 7 - Amendment and Termination .........................................................................................	4

Section 8 - Miscellaneous .................................................................................................................	4

8.1 - Rights of Directors .......................................................................................................	4
8.2 - Indemnification ............................................................................................................	4
8.3 - Requirements of Law ...................................................................................................	5
8.4 - Governing Law ............................................................................................................	5
8.5 - Administration .............................................................................................................	5

FIRST MIDWEST BANCORP, INC.
AMENDED AND RESTATED
NON-EMPLOYEE DIRECTORS' 1997 STOCK OPTION PLAN
Plan Document

Section 1. Establishment, Purposes and Effective Date of Plan

1.1 Establishment. First Midwest Bancorp, Inc., a Delaware corporation, hereby amends and restates the "NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN" (the "Plan"). The Plan provides for the grant of nonqualified stock options to the Company's Non-Employee Directors.

1.2 Purposes. The purpose of the Plan is to advance the interests of the Company and its stockholders by augmenting the Company's traditional compensation program for Non-Employee Directors with awards of nonqualified stock options, thereby increasing their stake in the future growth and prosperity of the Company, and furthering the Directors' identity of interest with those of the Company's stockholders. By thus compensating Non-Employee Directors, the Company seeks to attract, retain, compensate and motivate those highly competent individuals whose judgment, initiative, leadership, and efforts are important to the success of the Company.

1.3 Effective Date. The effective date of this Amended and Restated Plan is February 16, 2000.

Section 2. Definitions

As used herein, the following terms shall have the meanings hereinafter set forth:

(a) "Board" means the Board of Directors of the Company.

(b) "Code" means the Internal Revenue Code of 1986, as amended.

(c) "Common Stock" or "Share" means the Common Stock, par value $.01 per share, of the Company or such other class of shares or other securities as may be applicable pursuant to the provisions of subsection 4.3.

(d) "Company" means First Midwest Bancorp, Inc., a Delaware corporation.

(e) "Director Options" means options granted hereunder to Non-Employee Directors.

(f) "Effective Date" means February 16, 2000, the date on which the Plan was approved by the Board.

(g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(h) "Fair Market Value" means, as to any date, the average of the highest and lowest prices of a share of Common Stock as reported in the consolidated tape of the NASDAQ Stock Market. In the event there are no transactions reported for such date, the Fair Market Value shall be determined as of the immediately preceding date on which such prices of Common Stock are so quoted.

(i) "Grant Date" means, with respect to the annual grant of Directors Options described in Section 5.1(a) means with respect to each individual who is a Non-Employee Director, the date of the first regularly-scheduled Board meeting held in each calendar year (generally in February), beginning with the first Board meeting held in 2000. With respect to any individual who first becomes a Non-Employee Director after the date of the first Board meeting held in 2000, the date the individual first becomes a Non-Employee Director shall also be a Grant Date. In addition, Grant Date shall mean any other date on which a Director Option is granted to a Non-Employee Director pursuant to Section 5.1(b).

(j) "Non-Employee Director", with respect to the grant of Directors Options hereunder, means any person who is a member of the Board and who is not, as of the Grant Date, an employee of the Company or any of its subsidiaries. A Non-Employee Director who, with the approval of the Board of Directors, enters into a"Continuing Participant Agreement" with the Company effective upon such person ceasing to be a member of the Board shall continue to be deemed to be a Non-Employee Director for purposes of the Plan and shall not be deemed to incur a cessation of directorship during the term of such "Continuing Participant Agreement" [Adopted by Amendment dated June 21, 2000].

Section 3. Eligibility

Each Non-Employee Director as of the Effective Date and each person who becomes a Non-Employee Director after the Effective Date shall be eligible to participate in the Plan.

Section 4. Shares of Common Stock Available

4.1 Number. The total number of shares of Common Stock of the Company subject to issuance under the Plan, and subject to adjustment upon occurrence of any of the events indicated in subsection 4.3, may not exceed 225,000. The Shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued stock or treasury stock not reserved for any other purpose.

4.2 Unused Stock. In the event any shares of Common Stock that are subject to an Director Option which, for any reason, expires, terminates or is canceled as to such shares, such shares again shall become available for issuance under the Plan.

4.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Common Stock by reason of a Common Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Common Stock subject to Director Options to be granted or outstanding pursuant to Section 5 hereof, and/or the stated option price, shall be appropriately adjusted by the Board, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share.

Section 5. Director Options

5.1 Grant and Eligibility.

(a) On each Grant Date applicable to this Section 5.1(a) which occurs after the Effective Date, Director Options for the purchase of shares of Common Stock will be granted to each individual who is a Non-Employee Director. The number of shares of Common Stock subject to each Director Option shall be determined by dividing (a) the average cash compensation earned by the Non-Employee Directors during the calendar year immediately preceding the calendar year in which the Grant Date occurs, by (b) the dollar value of a Director Option to purchase one share of Common Stock on the Grant Date (provided, however, that such number of Shares shall be rounded down to the nearest whole Share). Such dollar value shall be based on utilization of the Black-Scholes or other appropriate pricing model on the basis used with respect to the determination of option awards under the Omnibus Plan (as defined below).

(b) Director Options may be granted to Non-Employee Directors at any time and from time to the time as the Board shall determine.

5.2 Director Option Agreement. Each Director Option shall be evidenced by a Director Option Agreement that shall specify the option price, the duration of the option, the number of shares of Common Stock to which the option pertains, and such other provisions as the Board shall determine.

5.3 Tax Status. Director Options shall be options in the form of nonqualified stock options which are intended not to fall under the provisions of Code Section 422.

5.4 Option Price and Payment. The option price of each share of Common Stock subject to a Director Option shall be 100% of the Fair Market Value on the Grant Date. Director Options shall be exercised by the delivery of a written notice to the Company setting forth the number of shares of Common Stock with respect to which the option is to be exercised, accompanied by full payment for the Shares. Upon exercise of any Director Option, the option price shall be payable to the Company in full either (a) in cash or its equivalent (including for this purpose, the proceeds from a cashless exercise as permitted under the Federal Reserve Board's Regulation T, or other borrowed funds), or (b) by tendering previously-acquired Common Stock held for six months or longer having an aggregate Fair Market Value at the time of exercise equal to the total option price (including for this purpose Shares deemed tendered by affirmation of ownership), or (c) by a combination of (a) and (b). Notwithstanding the foregoing, the exercise price payable upon the exercise of a Director Option by a Non-Employee Director who has a deferral election in effect under the Company's Nonqualified Stock Option - Gain Deferral Plan or similar plan (the "Gain Deferral Plan"), shall be made solely by tendering previously-acquired Shares in accordance with clause (b) above.

5.5 Vesting and Duration of Options. Each Director Option shall vest and become exercisable in full upon the first to occur of (a) the expiration of one year after the Grant Date with respect to the Director Options described in Section 5.1(a) or six months after the Grant Date with respect to any other Director Options, unless prior thereto the Non-Employee Director has ceased to be a director for any reason other than death or disability, (b) the death or disability of the Non-Employee Director, or (c) a Change-in-control (as provided in Section 6.1 hereof). Once vested, Director Options shall expire upon the date which is three years following termination of the Director's Board membership for any reason; provided, however, in no event may any Director Option be exercised beyond the tenth anniversary of its Grant Date, or such shorter period which may be set forth in the Director Option Agreement.

5.6 Delivery of Certificate. As soon as practicable after receipt of each notice of exercise and full payment of the exercise price, the Company shall deliver to the Non-Employee Director a certificate or certificates representing acquired shares of Common Stock. Notwithstanding the foregoing, in the event the Non-Employee Director has in effect a deferral election under the Gain Deferral Plan, the Company shall deliver to the trustee of the trust established under the Gain Deferral Plan, a certificate or certificates representing such number of Shares determined by dividing (a) the excess of the (i) Fair Market Value of the Shares purchased pursuant to the option exercise, over (ii) the exercise price for the Shares purchased, by (b) the Fair Market Value of one Share. The Company shall deliver a certificate or certificates for the remainder of the Shares, representing Shares with a Fair Market Value equal to the option exercise price paid. For purposes of the foregoing, Fair Market Value shall be determined on the date the Director Option is exercised.

Section 6. Coordination with 1989 Omnibus Stock and Incentive Plan

The following provisions of the Company's 1989 Omnibus Stock and Incentive Plan, as from time to time amended (the "Omnibus Plan"), shall be applicable to the Director Options as if such provisions were set forth in this Plan in full:

6.1 Change-in-Control. For purposes of this Plan, a "Change-in-Control" shall be deemed to have occurred on the date a Change-in-Control occurs under the Omnibus Plan. Notwithstanding any other provision of the Plan, if a Change-in-Control occurs, then each Director Option shall become fully vested and exercisable as of the date of the Change-in-Control.

6.2 Limited Transferability of Options; Beneficiary Designations. No Director Option granted under this Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Board may, in its discretion, authorize all or a portion of the Director Options to be on terms which permit the transfer by the Non-Employee Director to the extent the Committee under the Omnibus Plan may permit such transfers. Non-Employee Directors may designate beneficiaries with respect to Director Options granted hereunder on the same basis as applicable to options under the Omnibus Plan.

Section 7. Amendment and Termination

The Board, or any committee to the extent authorized by the Board, may make such modifications to, or may terminate, the Plan as it shall deem advisable; provided, however, that except as contemplated by Section 4.3, no modification shall increase this number of Shares subject to issuance under the Plan without approval of the Company's shareholders; and provided, further, that no modification or termination shall adversely affect the rights under any Director Options then outstanding without the written consent of the holder.

Section 8. Miscellaneous

8.1 Rights of Directors. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to continue to serve as a Director of the Company or otherwise to be retained in the service of the Company.

8.2 Indemnification. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

8.3 Requirements of Law. The granting of Director Options and the issuance of shares of Common Stock with respect to an option exercise, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

8.4 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

8.5 Administration. The Board may establish such rules and regulations with respect to the proper administration of the Plan as it may determine, and may amend or revoke any rule or regulation so established. This Plan shall be interpreted by and all questions arising in connection therewith shall be determined by a majority of the Board, whose interpretation or determination, when made in good faith, shall be conclusive and binding.

First Midwest Bancorp, Inc.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

* * * * *

SUMMARY DESCRIPTION

THIS DOCUMENT (INCLUDING THE APPENDICES HERETO) CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

THE DATE OF THIS SUMMARY DESCRIPTION IS AUGUST 31, 2000.

FIRST MIDWEST BANCORP, INC.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

SUMMARY DESCRIPTION

Page
Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1
Available information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1
Resale of shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2
Appendix A - General Information Regarding Director Stock Option Grants	A - 1 to A - 3
Appendix B - General Information Regarding Reload Stock Options . . . . . . .	B - 1 to B - 4
Appendix C - General Information Regarding Transferability of Director Stock Options . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	C - 1 to C - 2
Appendix D -General Information Regarding Director Stock Option Loan Program . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	D - 1 to D - 2
Appendix E - General Information Regarding Nonqualified Stock Option Gain Deferral Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	E - 1 to E - 2

FIRST MIDWEST BANCORP, INC.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

SUMMARY DESCRIPTION

* * * * *
Introduction

In May, 1997 the Board of Directors of First Midwest Bancorp, Inc. ("First Midwest" or Company") established the First Midwest Bancorp, Inc. Non-Employee Directors' 1997 Stock Option Plan (the "Plan"). The Plan was amended and restated on February 16, 2000 and presented to the shareholders for approval at the April 19, 2000 Annual Shareholders Meeting.

The Plan permits the granting of 225,000 nonqualified stock options. The purpose of the Plan is to advance the interests of First Midwest by encouraging the acquisition of an equity interest by Directors and by enabling the Company to attract and retain the services of Directors.

This Summary Description including Appendices A through E attached hereto, sets forth general information relating to nonqualified stock options granted under the Plan and supercedes any other prior Summary Description of the Plan. This Summary Description should be read in conjunction with the information incorporated by reference therein, as well as the text of the Plan to which reference is made.

Available Information

The Company has filed a Registration Statement with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Securities Act") with respect to the shares of Common Stock which may be issued under the Plan. Pursuant to the rules of the SEC, this Summary Description does not contain all of the information set forth in the Registration Statement and exhibits thereto, to which reference is made.

The Company will provide, without charge, to each person to whom this Summary Description is delivered, upon written or oral request of such person, a copy of any and all of the following documents which have been incorporated by reference into the Registration Statement:

- The Company's latest Annual Report on Form 10-K filed with the SEC.

- All quarterly and other reports filed by the Company with the SEC pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act").

- The description of the Company's Company Stock and its Preferred Share Purchase Rights contained in applicable registration statements and other reports filed by the Company with the SEC under Section 12 of the Exchange Act.

In addition, a copy of First Midwest's most recent Annual Report to Stockholders accompanies this Summary Description or has been furnished previously. The Company will provide to each Director who has received this Summary Description copies of all reports, proxy statements and other communications distributed by the Company to its stockholders generally. In the event a recipient of this Summary Description misplaces any such documents, another will be furnished, without charge, upon written request.

Requests for copies of any of the documents referred to above, or any questions regarding the Plan or its administration, should be directed to the Office of the Corporate Controller, First Midwest Bancorp, Inc. 300 Park Blvd., Suite 405, Itasca, IL 60143 (telephone (630) 875-7459).

Resale of Shares

The Plan does not apply any specific restrictions on the resale of shares of Common Stock issued to Directors under the Plan. However, the Securities Act and Exchange Act may impose certain limitations on such resale.

Under the Securities Act, all Directors of the Company may be deemed to be "affiliates" of the Company for purposes of the Securities Act. Because such affiliates are so closely identified with the Company, sales of Common Stock by such persons may be deemed to be sales of Common Stock by the Company. Rule 144, promulgated under the Securities Act, sets forth a "safe harbor" procedure for affiliates to sell shares yet not have the sale be deemed a distribution of Common Stock on behalf of the Company. Rule 144 restricts the number of shares of Common Stock which may be sold by an affiliate during any 90-day period, designates a manner of sale and requires the filing of a notice of proposed sale with the SEC. Any affiliates of the Company should consult with a qualified legal advisor regarding his or her own situation before making any resales of Common Stock issued pursuant to the Plan.

Section 16(b) of the Exchange Act provides that, in certain circumstances, the profit realized by an affiliate of the Company on the purchase and sale, or sale and purchase, of Common Stock within a six-month time frame, is recoverable by the Company from the affiliate if it is a prohibited "short-swing profit". Accordingly, Directors of the Company should review the implications of the "short-swing profit" prohibitions prior to exercising any rights pursuant to any awards received under the Plan or prior to disposing of any shares of Common Stock purchased or otherwise received under the Plan. General information about the applicability of Section 16(b) and the rules promulgated thereunder to the particular forms of awards granted under the Plan is included in the applicable Appendix describing such awards.

First Midwest Bancorp, Inc.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

SUMMARY DESCRIPTION

* * * * *

APPENDIX A

GENERAL INFORMATION

REGARDING

DIRECTOR STOCK OPTION GRANTS

August 31, 2000

FIRST MIDWEST BANCORP, INC.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

SUMMARY DESCRIPTION

* * * * *

APPENDIX A

GENERAL INFORMATION PERTAINING TO
DIRECTOR STOCK OPTION GRANTS

Introduction

Nonqualified stock options are granted to Non-Employee Directors ("Directors") on each grant date, as defined in the Plan. Generally, the grant date will be the date of the first regularly scheduled Board Meeting held in each calendar year. With respect to any individual who becomes a Director after the date of such first Board Meeting, the date the individual first becomes a Director shall also be a grant date, and the stock options granted will be pro-rated.

Calculation and Exercise Price of Director Stock Option Grants

Director stock option grants are expressed as the number of shares of First Midwest Common Stock (the "Common Stock") that may be purchased by such grant. The number of shares of Common Stock subject to each Director stock option grant is determined by dividing the average cash compensation earned by Directors during the prior calendar year by the dollar value of a Director stock option to purchase one share of Common Stock on the date of the grant. The dollar value for purposes of this calculation will be based on utilization of the Black-Scholes pricing model. The option exercise price of each share of Common Stock subject to a Director stock option shall be 100% of the fair market value of the Common Stock on the grant date. The fair market value is the average of the high and low sale prices for the Common Stock as quoted by NASDAQ on the date of the grant.

In the event of any change in outstanding shares of Common Stock by reason of a stock dividend, split or similar corporate change, the aggregate number of shares of Common Stock subject to each outstanding Director stock option grant, and the stated exercise price, shall be adjusted.

Exerciseability of Director Stock Options

Except as otherwise approved, Director stock options shall be exercisable (i.e. vested) as follows:

.	No options are exercisable until one year following the date of the grant.
.	One year following the date of the grant, the option is exercisable with respect to 100% of the number of shares of Common Stock covered thereby.
.	Upon the death or disability of the Director, or upon a change-in-control of First Midwest, as defined in the Plan, all options will be immediately exercisable in full.

The options expire ten years after the date of the grant. If the Director's Board membership terminates prior to the expiration date, the options, to the extent exercisable as of the date of such termination will remain exercisable for 3 years after the date on which membership is terminated and will then expire. However, if the Director enters into a "Continuing Participant Agreement" with First Midwest which is approved by the Board of Directors, as described below, such Director's Board membership will not be deemed to have terminated for purposes of the Plan.

However, in no event may the Director stock option be exercised beyond its ten year expiration date.

Director Stock Option Grant Letter Agreement

Within a reasonable period of time after each Director stock option grant is approved by the Committee, a Letter Agreement between First Midwest and the Director will be executed along with the appropriate beneficiary forms. The Director will also be supplied with forms and other information related to the procedures for the exercise of options.

Continuing Participant Agreement

For purposes of the Plan, a Director's directorship will not be deemed to have terminated, and in stead will be deemed to be continuing, during any period during which such Director is a party to a written Continuing Participant Agreement with the Company that was approved by the Board of Directors.

Federal Income Tax Considerations

The following is a brief summary of the principal income tax consequences under the Internal Revenue Code of 1986, as amended (the "Code") relating to nonqualified stock options granted under the Plan. This summary is not intended to be exhaustive and, among other things, does not describe the impact of any state and local taxes.

General - In general, a Director will not realize income for federal income tax purposes at the time a Director stock option is granted. The Director will recognize ordinary income upon exercise of the Director stock option in an amount equal to the difference between the aggregate exercise price paid for the shares of Common Stock purchased and the fair market value of such shares as of the date of exercise. Upon disposition of the shares acquired upon exercise, appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending upon the holding period of the shares sold.

The Plan allows Directors to pay for the exercise price of nonqualified stock options by surrendering shares of Common Stock that the Director currently owns having a fair market value equal to such exercise price if such shares have been held for at least 6 months prior to the date of exercise (the "previously acquired shares"). If the Director pays the exercise price, in full or in part, with previously acquired shares of Common Stock, the use of such shares will not affect the tax treatment of the exercise. No gain or loss will be recognized with respect to the shares of Common Stock tendered to the Company in payment of the exercise price or with respect to the equivalent number of shares of Common Stock issued in connection with the option exercise. Such number of shares of Common Stock received upon exercise will have the same basis and holding period for purposes of determining capital gain or loss upon subsequent disposition as did the previously acquired shares. The shares of Common Stock received upon exercise in excess of the number of previously acquired shares tendered will have a basis equal to the fair market value of such previously acquired shares as of the date ordinary income is recognized with respect to the option exercise and the holding period will commence on that date

To the extent that the Director recognizes ordinary income on the exercise of the option, the Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized.

No Withholding Taxes Due on Exercise - No withholding taxes (either income or FICA/Medicare) are due on the exercise of Director stock options. This tax treatment is the same as that applied to Directors' fees, where no tax withholding is required. A Form 1099 will be issued to Directors exercising stock options for the calendar year in which the exercise occurs.

Accordingly, Directors should be aware that estimated tax payments may be required for the years in which Director stock options are exercised.

Section 16 of the Exchange Act

In general, an affiliate subject to the reporting obligations of Section 16(a) and the short-swing profit recovery provisions of Section 16(b) of the Exchange Act will be deemed to have "purchased" shares of Common Stock as of the date any stock option is granted to the affiliate. Such purchase will, however, generally be exempt from reporting and from any short-swing profit recovery. Such options should, however, be reported on the first Form 4 or Form 5 filed by the affiliate following the date of grant. The exercise of a Director stock option is not considered a "purchase" for purposes of the short-swing profit recovery rules, but must be reported on a Form 4 by the 10th day of the month following the option exercise. Any subsequent sale of the shares received is a reportable transaction that can give rise to a short-swing profit recovery. Affiliates are encouraged to consult with the Corporate Secretary of the Holding Company regarding the Form 4 and Form 5 reporting and short-swing profit recovery implications of the exercise and subsequent sale of shares of Common Stock prior to any such exercise or sale.

First Midwest Bancorp, Inc.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

SUMMARY DESCRIPTION

* * * * *

APPENDIX B

GENERAL INFORMATION

REGARDING

RELOAD STOCK OPTIONS

August 31, 2000

FIRST MIDWEST BANCORP, INC.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

SUMMARY DESCRIPTION

* * * * *

APPENDIX B

GENERAL INFORMATION REGARDING
RELOAD STOCK OPTIONS

Introduction

Reload Stock Options may be granted to Directors at any time and on such terms as set forth by the Board of Directors of First Midwest Bancorp, Inc. (the "Board"). The Board has determined that Reload Stock Options ("Reloads") will be granted at such times and under such terms as discussed in the sections below.

Definition and Purpose of Reload Stock Options

First Midwest's Director Stock Option Letter Agreements provide that First Midwest Common Stock may be used as consideration for the exercise price of option exercises.

As part of its program to encourage ownership of Common Stock by its Directors, the Board approved the granting of Reloads when Common Stock is tendered as consideration for a Director stock option exercise. The purpose of granting Reloads is to enable the Director to maintain the same "upside potential" when tendering Common Stock to pay for the exercise price. The benefit to First Midwest through the granting of Reloads and the holding requirements of the underlying shares imposed thereon are not only increased ownership on the part of the Director but also the realization of a tax benefit by the Company from such exercise.

Eligibility for Reload Options

Reloads will be granted only to active Directors; retired Directors are not eligible. Reloads will be granted only for shares tendered in an option exercise that are already owned for at least 6 months prior to the option exercise. Shares tendered for option exercises will be considered as newly-held for purposes of the 6 month holding rule and may not be used for a subsequent option exercise for at least 6 months. A Director stock option grant will be reloaded only three times.

Date of the Reload Option Grant

The date of the Reload grant will be the same date on which the Common Stock is tendered in consideration for the Director stock option exercise. Until the Board determines otherwise, Reloads will be granted, and canceled if appropriate (see below), automatically, with no further action by the Board required.

Reload Option Price

The Reload exercise price will be the average of the high and low market prices quoted on the NASDAQ National Market System on the date of the option exercise for which Common Stock is used as consideration and the Reload is granted. This also represents the methodology used for valuing the Common Stock used for option exercise consideration and for the annual granting of Director stock options.

Reload Option Term

The term, or maturity, of the Reload will be the same as the remaining term of the underlying Director stock option that is exercised.

Reload Option Vesting

Reloads will vest on a date that is the earlier of 6 months after the Reload is granted or 30 days prior to the expiration of the underlying Director stock option for which the Reload is granted.

Reload Option Cancellation

If any Common Stock is sold by a Director who receives Reloads while such Director holds unvested Reloads, a like number of the unvested Reloads will be canceled. The cancellation will be first applied to the unvested Reloads with the longest remaining term. Once vested, the Reload will only be canceled to the extent the Director sells the Common Stock that was received when the underlying option was exercised. Since the purpose of granting Reloads is to enable a Director to maintain the same upside potential on Common Stock, any voluntary reduction in such upside potential (through the sale of Common Stock by the Director) should be reflected by a like reduction in the Reloads held by the Director.

Examples of Reload Stock Option Grants

Pages B - 3 and B - 4 are examples of Reloads granted in both taxable stock option exercises and stock option exercises under the Nonqualified Stock Option Gain Deferral Plan (see Appendix D to the Summary Description).

Actions Necessary To Be Granted Reload Stock Options

Until the Board amends or modifies the Reload feature, Reloads will automatically be granted upon the exercise of Director stock options where the purchase price is paid with Common Stock held 6 months or longer. The Reload will be made in the form of a Letter Agreement (similar to the Director Letter Agreement) which will be provided to the Director within 30 days after the eligible exercise.

Example of Reload Stock Option Grants
Taxable Option Exercises

Note: Reload Stock Option Grants are only applicable to stock option exercises in which FMBI Common Stock is tendered for payment of the option exercise price.

P FMBI Stock Price is $50 per share.

P Director does not elect gain deferral and owns 680 shares of FMBI (with a holding period of 6+ months).

P Options (1800) to be exercised are as follows:

(a) 500 options @$10;	exp. date 1999;	exercise price $5,000;	Profit-$20,000
(b) 1,000 options @ $20;	exp. date 2000;	exercise price $20,000;	Profit-$30,000
(c) 300 options @ $30;	exp. date 2001;	exercise price $9,000;	Profit- $6,000

P FMBI stock required to exercise all 1,800 options:

$34,000 exercise price / $50 FMV = 680 shares tendered for exercise

P Director receives 1,800 shares of FMBI Common Stock.

P Reduction in Director's "upside potential" before and after exercise is 680 shares, as follows:

	Before Exercise	After Exercise
Outstanding Options	1,800	---
Shares tendered for option exercise	680	---
Shares received from option exercise	--	1,800
Total	2,480	1,800

P Reload Options granted at $50 per share applicable to the exercise price are as follows:

Expiration Date	Reload Options Granted	Methodology
1999	100	Exercise price of each grant exercised / total exercise price x reduction in upside potential (680 shares).
2000	400
2001	180
Total	680

Example of Reload Stock Option Grants

Option Exercises under Gain Deferral Plan

Note: Reload Stock Option Grants are only applicable to stock option exercises in which FMBI Common Stock is tendered for payment of the option exercise price.

P FMBI Stock Price is $50 per share.

P Director elects gain deferral and owns 680 shares of FMBI (with a holding period of 6+ months).

P Options (1800) to be exercised are as follows:
(a) 500 options @$10;	Exp. date 1999;	exercise price $5,000;	Profit -$20,000
(b) 1,000 options @ $20;	Exp. date 2000;	exercise price $20,000;	Profit -$30,000
(c) 300 options @ $30;	Exp. date 2001;	exercise price $9,000;	Profit- $6,000

. FMBI stock required to exercise all 1,800 options (which are then immediately returned to Director under terms of the tax-free exchange):

$34,000 exercise price / $50 FMV = 680 shares

P "Profit Shares" to be deposited in the Gain Deferral Plan:

$56,000 profit / $50 FMV = 1,120 shares

P Reduction in Director's "upside potential" before and after exercise is 680 shares as follows:
	Before Exercise	After Exercise
Outstanding Options	1,800	---
Shares tendered for option exercise	680	680
Shares in Gain Deferral Plan	--	1,120
Total	2,480	1,800

P Reload Options granted at $50 per share applicable to the exercise price are as follows:

Expiration Date	Reload Options Granted	Methodology
1999	100	Exercise price of each grant exercised / total exercise price x reduction in upside potential (680 shares).
2000	400
2001	180
Total	680

First Midwest Bancorp, Inc.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

SUMMARY DESCRIPTION

* * * * *

APPENDIX C

GENERAL INFORMATION

REGARDING

TRANSFERABILITY OF

DIRECTOR STOCK OPTIONS

August 31, 2000

FIRST MIDWEST BANCORP, INC.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

SUMMARY DESCRIPTION

* * * * *
APPENDIX C

GENERAL INFORMATION REGARDING
TRANSFERABILITY OF DIRECTOR STOCK OPTIONS

Purpose of Stock Option Transferability

Transferability of stock options by Directors of First Midwest who hold stock options enables Directors to enhance the after-tax value of stock options by allowing maximum flexibility for gift and estate tax planning purposes.

Eligibility to Transfer Stock Options

In order to transfer stock options in accordance with the requirements outlined below, the Director must be an active Director of First Midwest; retirees are not eligible.

Requirements for Transferability

For Directors transferring stock options, the following requirements must be meet:

1.	Transferability is limited to immediate family members only, as defined in the Plan.
2.	The transfer must be a bonafide gift that is not made in exchange for any consideration.
3.	The transferred option will continue to be subject to the same terms and conditions which were applicable prior to the transfer such as vesting requirements and expiration dates.

Example of a Stock Option Transfer

The following is an example of the steps necessary to affect a stock option transfer:

1.	Based upon restrictions outlined in the Plan and the Letter Agreement, a Director will assign the stock option to a family member - donee and pay all appropriate gift taxes.
2.	The potential appreciating asset represented by the stock option is thereby removed from the estate of the Director - donor through the transfer to the family member.
3.	Prior to the stock option expiration datem the family member can exercise the stock option.
4.

After the stock option exercise, if the shares of First Midwest are retained by the family member exercising the stock option, such shares may be considered "restricted" stock and subject to SEC Rules 144 and 145 governing resale. The First Midwest Corporate Secretary should be contacted if the family member wishes to resell such shares.

Tax Considerations

As noted above, transfer of options is intended to provide flexibility to Directors with regard to gift and estate planning purposes. The tax rules governing the transfer of options are complex. Accordingly a Director considering a transfer of options should consult with his or her tax advisor prior to initiating an option transfer.

Actions Necessary to Make a Stock Option Transfer

If a Director wishes to make a transfer of stock options (whether vested or unvested), he/she should contact the Corporate Controller of First Midwest who will initiate the appropriate transfer documentation.

First Midwest Bancorp, Inc.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

SUMMARY DESCRIPTION

* * * * *

APPENDIX D

GENERAL INFORMATION

REGARDING

DIRECTOR STOCK OPTION LOAN PROGRAM

August 31, 2000

FIRST MIDWEST BANCORP, INC.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

SUMMARY DESCRIPTION

* * * * *
APPENDIX D

GENERAL INFORMATION REGARDING
DIRECTOR STOCK OPTION LOAN PROGRAM

Purpose of Loan Program

First Midwest has established a Loan Program to facilitate both the exercise of Director stock options and the retention of the acquired shares for the purpose of increasing First Midwest Common Stock ownership.

Eligibility for Stock Option Loans

Directors eligible for stock option loans must be active Directors of First Midwest; retirees are not eligible.

Maximum Loan Amount

Loans can be used to pay both the price and taxes related to a stock option exercise. The maximum amount of all stock option loans outstanding at any one time to a Director will be $250,000.

Loan Collateral

All stock option loans will be fully recourse. In addition, all First Midwest Common Stock acquired upon the exercise of a stock option that is funded by the stock option loan will be collateral for such loan. For example, if a Director exercises 1,000 options and pays for 50% of the exercise price with a stock option loan, 500 shares of the Common Stock acquired from the exercise will be held as collateral for the loan.

Loan Term

The term of the stock option loan will be established at the inception of the loan and cannot exceed five years.

Loan Interest Rate

The Applicable Federal Rate ("A.F.R.") as defined by the Internal Revenue Code ("IRC") on the date that the loan is made will be the interest rate applicable to such loan. The A.F.R. is the lowest rate allowable under the IRC without imputing interest income to the borrower. As an example, the June 2000 A.F.R.'s are as follows:

.	Loans of three years or less - 6.53%
.	Loans of over three years and up to five years - 6.62%

Loan Interest Calculation

Interest on stock option loans will be calculated on a 365 day basis. Interest will be payable at the maturity of the loan, but may be paid prior to maturity at the election of the Director.

Impact of Subsequent Common Stock Sales

Stock option loans must be repaid on a pro-rata basis if any of the underlying collateral is sold. For example, if a Director sells 50% of the shares acquired in a stock option exercise funded by the Loan Program, the Director must repay 50% of the outstanding loan balance, including any accrued interest applicable to such balance. Conversely, if a portion of the principal balance of the loan is repaid, a pro-rata portion of the underlying collateral will be returned. Tendering of the underlying collateral for purposes of taxable as well as gain deferral stock option exercises is permitted under the Stock Option Loan Program and will not require loan repayment as long as an identical number of shares is returned as collateral for the loan after the exercise.

Repayment Schedule

All principal and interest on a stock option loan will be payable at the end of the term of the loan.

Effect of Termination of Directorship

Upon termination of a Directorship for any reason, including after a change-in-control, as defined in the Plan, the stock option loan will continue under the same terms and conditions until the end of the term of the loan or loans.

First Midwest Bancorp, Inc.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

SUMMARY DESCRIPTION

* * * * *

APPENDIX E

GENERAL INFORMATION

REGARDING

NONQUALIFIED STOCK OPTION GAIN DEFERRAL PLAN

August 31, 2000

FIRST MIDWEST BANCORP, INC.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

SUMMARY DESCRIPTION

* * * * *

APPENDIX E

GENERAL INFORMATION REGARDING
NONQUALIFIED STOCK OPTION GAIN DEFERRAL PLAN ("Gain Deferral Plan")

The purpose of this Appendix E is to provide general information about the Gain Deferral Plan and is qualified in its entirety by the Summary Description of the Gain Deferral Plan and the text of the Gain Deferral Plan Document. The Gain Deferral Plan provides the Compensation Committee of the Board of Directors of First Midwest Bancorp, Inc. (the "Committee") with the responsibility for the administration of the Gain Deferral Plan. The Committee is authorized to interpret the Gain Deferral Plan, to prescribe and modify its rules and procedures, and to make all other determinations necessary in its administration.

Purpose of the Gain Deferral Plan

The purpose of the Gain Deferral Plan is to further stock ownership by Directors of First Midwest by facilitating deferral of gains resulting from the exercise of Director stock options ("options"). In order to defer receipt of gains resulting from such exercises, Directors must make appropriate elections and must exercise their options only through the exchange of First Midwest Common Stock held for at least six months prior to the exercise date. Deferred gains can only be invested in First Midwest Common Stock; dividends earned on such Common Stock held by the Gain Deferral Plan can likewise only be reinvested.

Eligibility for Participation

The Gain Deferral Plan is structured as a "Nonqualified Plan" under applicable IRS and Department of Labor guidelines. As such, eligibility for participation must be monitored closely to ensure that the Gain Deferral Plan maintains compliance with these rules, regulations and limitations and is not disqualified. Accordingly, eligibility for participation in the Gain Deferral Plan will be determined by the Committee based upon the compensation guidelines of the IRS and DOL.

Additionally, the ability to defer gains from option exercises is further restricted to Directors who own 500 or more shares of Common Stock in their own name, in joint tenancy with their spouse or in an alternative ownership from whereby the participant has sole voting and investment power (such as a Trust). The Common Stock ownership limitation will be reviewed annually.

Election to Participate

In order to effectuate participation in the Gain Deferral Plan, Directors must execute a Deferral Election Form within 30 days following his/her participation commencement date (generally, the date of the Director's election or appointment to the Board). The deferral election will apply to all options exercised where Common Stock is used as the sole payment of the exercise price. If a Director does not execute a form with 30 days following his/her participation commencement date, the deferral election will become effective only for options exercised in the calendar year following the execution date of the Deferral Election Form.

A Director may execute additional forms, or a Deferral Election Revocation Form, with each subsequent form superseding all prior forms in accordance with the timing provisions contained in the Gain Deferral Plan.

If a Director executes a Deferral Election Form, it will apply to all option exercises that utilize Common Stock as consideration until revoked. However, the Director may still exercise options using cash as consideration (or in cashless exercises) to the maximum extent allowed by the Plan.

First Midwest Bancorp, Inc.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

* * * * *

HOW TO EXERCISE YOUR STOCK OPTIONS

August 31, 2000

FIRST MIDWEST BANCORP, INC.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

HOW TO EXERCISE YOUR STOCK OPTIONS

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1
When Can an Option be Exercised? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1
How Can an Option be Exercised? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1
Method (1) - Cash Exercise . . . . . . . . . . . . . . . . . . . .	1
Method (2) - Stock Exercise . . . . . . . . . . . . . . . . . . .	1
Method (3) - Cash and Stock Exercise . . . . . . . . . . .	2
Method (4) - Gain Deferral Exercise . . . . . . . . . . . .	2
Advantage of a Stock Option Exercise - Reload Stock Option . . . . . . . . . . . . . . . . . . . . . .	2
Examples of the Exercise Methods . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2
Method (1) - Cash Exercise . . . . . . . . . . . . . . . . . . . .	2
Method (2) - Stock Exercise . . . . . . . . . . . . . . . . . .	2
Method (3) - Cash and Stock Exercise . . . . . . . . . . .	2
When Does and Option Grant Terminate? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1
How are the Options Taxed? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1
Exhibit 1 - Notice of Intent to Exercise Form (2 pages) . . . . . .	5-6

First Midwest Bancorp, Inc.

Amended and Restated

Non-Employee Directors' 1997 Stock Option Plan

HOW TO EXERCISE YOUR STOCK OPTIONS

* * * * *
Introduction

The following sections describe the manner in which Director options can be exercised. For more detailed information concerning the exercise procedures, please consult the "Amended and Restated Non-Employee Directors' 1997 Stock Option Plan-Summary Description" and Appendices A through E to the Summary Description. Additionally, further information is also provided in each Director's Letter Agreement, received with each option grant.

When Can an Option be Exercised?

All shares covered by Director options are exercisable beginning on or after the one year anniversary of the date of the grant except for reload stock options, which vest in six months. All Director options must be exercised within ten years from the date of the grant or they will expire.

Special rules are applicable to the vesting of Director options in the event of death or disability of the Director or in the event of a change-in-control, as defined in the Plan.

How Can a Director Option be Exercised ?

A Director option is exercised by completing the two-part Notice of Intention to Exercise Form ("Exercise Form") and submitting it along with the form of payment (some combination of a check or First Midwest Common Stock, as described below) for the option exercise. Although a Director option exercise will result in taxable income to the Director, no income or payroll tax withholding is required to be withheld upon the exercise of a Director option.

The Exercise Form is attached as Exhibit 1 to this document. Extra forms are available through the office of the Corporate Controller of First Midwest Bancorp, Inc.

There are several ways to exercise a Director option. The following section describes these exercise methods. Examples of Methods (1) - (3) below are also provided in the following section.

. Method (1) - Cash Exercise - Under this method a check is submitted along with the Exercise Form to cover the option price due upon exercise (see the section in this document entitled "How are the Options Taxed?" for a discussion of taxes due).

. Method (2) - Stock Exercise - Under this method the Plan allows Directors to pay for the exercise price of the options by surrendering shares of First Midwest Common Stock that the Director currently owns and has owned for at least 6 months prior to the exercise date (the "previously-acquired shares"), having a market value equal to the total exercise price. The Director simply pays for the exercise price due upon exercise with previously- acquired shares instead of cash.

. Method (3) - Cash and Stock Exercise - Under this method a combination of cash and previously-acquired shares is submitted along with the Exercise Form to cover the exercise price. Any combination of cash and previously- acquired shares may be submitted in payment of the exercise price.

. Method (4) - Gain Deferral Exercise - Directors of First Midwest are eligible to participate in the Nonqualified Stock Option Gain Deferral Plan. Eligibility for participation, as well as examples, are addressed in the Plan Summary Description (Appendix E).

The price that will be used for purposes of determining the value of Common Stock tendered in payment of the exercise price of Director options will be the average of the high and low prices quoted by NASDAQ on the date that the Exercise Form is received by the Office of the Corporate Controller. If the stock is not traded on that date, the next date on which the stock is traded will be used.

Shares of Common Stock from the exercise of Director options will only be issued after payment has been received, either in the form of cash or Common Stock. First Midwest understands that, in certain forms of exercise, the payment for the exercise price will be coming from a brokerage firm or other agent and a short delay may result in such case. However, First Midwest must receive payment for Director options within three business days after the Exercise Form has been received by the Office of the Corporate Controller or the exercise will be nullified.

Advantage of a Stock-for-Stock Exercise - Reload Stock Options

Directors who use previously-acquired shares to exercise Director options will be granted Reload Stock Options. However, the requirements for vesting Reload Stock Options limit the Director's sale of Common Stock during the vesting period. The granting and vesting of Reload Stock Options are described in the Plan Summary Description (Appendix B).Examples of the Exercise Methods

Facts - Options for 1,000 shares at a $20 per share exercise price are to be exercised. The average of the high and low market prices on date the Exercise Form is received by the office of the Corporate Controller is $40 per share.

Method (1) - Cash Exercise

.	Director exercises 1,000 options and submits a check for $20,000.
.	Director is issued a new certificate for 1,000 shares worth $40,000.

Method (2) - Stock Exercise

.	Director owns 500 shares of Common Stock which have been held for 6 months or more and wants to exercise 1,000 options.
.	Director submits 500 previously acquired shares for the exercise price (500 x $40 current price = $20,000 exercise price).
.	Director is issued a new certificate for 1,000 shares worth $40,000.
.	Director is also granted 500 Reload Stock Options at an exercise price of $40 per share.

Method (3) - Cash and Stock Exercise

.	Director owns 250 shares of Common Stock which have been held for 6 months or more and wants to exercise 1,000 options.
.	Director submits $10,000 and 250 shares (with a value of $10,000; 250 x $40 current price = $10,000) are exchanged for exercise price.
.	Director is issued a new certificate for 1,000 shares worth $40,000.
.	Director is also granted 250 Reload Stock Options at an exercise price of $40 per share.

The exercise methods shown above provide each Director with a great deal of flexibility in exercising stock options and questions may arise that are not addressed by the above examples. Any questions regarding these restrictions, the exercise methods or more detailed information regarding the options should be directed to the Office of the Corporate Controller.

When Does an Option Grant Terminate ?

In the event of disability or death, all unexercised options become immediately vested. Upon resignation or other termination of directorship any exercisable options (that is, those options that are vested on the date of termination) may be exercised for a period of 3 years following the termination date. However, no vested option may be exercised beyond its original expiration date of 10 years.

How are the Options Taxed ?

Under current tax laws, there is no taxable income realized when an option is granted to a Director.

However, when an option is exercised, the difference between the market price on the date of exercise and the option price will generally be subject to federal and state income tax. For example, if options for 100 shares are exercised at an option price of $20 per share and the fair market value per share is $40 on the date of exercise, the Director will realize taxable income of $2,000 from the exercise (100 shares multiplied by the difference between $40 and $20). This amount will be included in the Director's Form 1099 received from First Midwest for the year in which the exercise occurs.

Additionally, special IRS rules also may apply to the tax basis of, and gain or loss recognized on, stock tendered in payment of exercised options. These rules also address the tax basis of the shares acquired through an option exercise. Please consult with your tax advisor on these complex issues.

First Midwest Bancorp, Inc.

HOW TO EXERCISE YOUR STOCK OPTIONS

* * * * *

EXHIBIT 1

NOTICE OF INTENTION TO EXERCISE FORM

August 31, 2000

FIRST MIDWEST BANCORP, INC.

AMENDED AND RESTATED

NON-EMPLOYEE DIRECTORS' 1997 STOCK OPTION PLAN

NOTICE OF INTENTION TO EXERCISE

DIRECTOR STOCK OPTIONS

(Important Note: If exercising Director options granted under different grant dates with different exercise prices, please use a separate Notice of Intention to Exercise Form for each such grant).

PART ONE

To: Office of the Corporate Controller of First Midwest Bancorp, Inc.

In accordance with the terms of the First Midwest Bancorp, Inc. Amended and Restated Non-Employee Directors' 1997 Stock Option Plan (the "Plan"), I elect to exercise my nonqualified stock options granted on _________________ and to purchase _________ shares of First Midwest Bancorp, Inc. $.01 par value Common Stock at the exercise price of $___________ per share. In satisfaction of the option price, I elect to utilize the First Midwest Bancorp, Inc. Loan Program for the term of ______ year(s) not to exceed 5 years and/or enclosed is a check for $_______ and/or __________ previously-acquired shares of First Midwest Bancorp, Inc. Common Stock that have been held by me for at least 6 months prior to the date of this Notice.

The option shares are to be registered and certificated as follows:

Name(s):       ____________________________________________________________

Address:        ____________________________________________________________

City/State/Zip:   ___________________________________________________________

Additionally, I understand that the difference between the fair market value of the shares acquired in this exercise, less the option price, is subject to current taxation and that this taxable amount will be included on my 1099 Form for this tax year.

The specific amount conforming to the exercise election above is detailed on Part Two of this Form, attached hereto and incorporated by reference.

__________________________________      ________________________________

       Participant's Signature                                              Date

FIRST MIDWEST BANCORP, INC.

AMENDED AND RESTATED

NON-EMPLOYEE DIRECTORS' 1997 STOCK OPTION PLAN

NOTICE OF INTENTION TO EXERCISE

DIRECTOR STOCK OPTIONS

PART TWO

AGGREGATE EXERCISE PRICE COMPUTATIONAL WORKSHEET

1.	Director's Name:
2.	Date of Grant:
3.	Exercise Price per Share:
4.	Effective Date of Notice to Exercise:
5.	Number of Shares Acquired in this Exercise:
6.	Aggregate Exercise Price (3 multiplied by 5):
7.	Satisfaction of Aggregate Exercise Price:
(1) Check
(2) Surrender of ________previously-aquired shares that have been held by me for at least 6 months prior to the date of this Notice with a fair market value of $__________ per share.
	TOTAL $	-----------------